UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)  January 24, 2006

                      TRANSNATIONAL AUTOMOTIVE GROUP, INC.
              (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                    0-33149
                            (Commission File Number)

                                   76-0603927
                        (IRS Employer Identification No.)

                                 Columbia Tower
                           701 5th Avenue, Suite 4200
                                 Seattle, WA   98104
               (Address of principal executive offices)(Zip Code)

        Registrant's telephone number, including area code (206)262-7413
                                                           -------------
                          _________________________________

     (Former  name  or  former  address,  if  changed  since  last  report.)
                            Apache Motor Corporation
                           938 N. 200 Street, Suite B
                               Shoreline, WA 98133

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
                                    230.425)
  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
                                   240.14a-12)
       [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
                       Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
                            Act (17 CFR 240.13e-4(c))

Section  5  -  Corporate  Governance  and  Management

Item  5.02  (c)

     Effective January 24, 2006, Mr. Joseph W. Parker was appointed as Chairman of Transnational Automotive Group, Inc.

Item  5.02  (d)

     Effective January 24, 2006, Mr. Dan Goldman was appointed a Director of Transnational Automotive Group, Inc. (formerly Apache Motor Corporation).

     Effective January 24, 2006, Mr. William Jacobsen was appointed a Director of Transnational Automotive Group, Inc.

     Effective January 24, 2006, Dr. Ralph Thomson was appointed a Director of Transnational Automotive Group, Inc.

     There  are  no  family  relationships  between  any  of  the  directors.

The current Board of Directors of Transnational Automotive Group, Inc. (formerly Apache Motor Corporation) now consists of: Joseph W. Parker, President and Chairman; Dan Goldman, Chief Financial Officer; Adam Jenn, William Jacobsen and Dr. Ralph Thomson.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       TRANSNATIONAL AUTOMOTIVE GROUP, INC.
                      (formerly Apache Motor Corporation)
                      --------- --------------------------
                                  (Registrant)

Date  :  February  20,  2006
/s/  Joseph  W.  Parker
________________________________
Joseph  W.  Parker,  President